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Annual Report December 31, 1997


                                      EV

                                   CLASSIC

                                 TOTAL RETURN

                                     FUND

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                                 Eaton Vance

                    Global Management-Global Distribution

                                                              C l a s s i c

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EV Classic Total Return Fund as of December 31, 1997

Letter to Shareholders

[GRAPHIC APPEARS HERE]

For the year ended December 31, 1997, EV Classic Total Return Fund had a total return of 14.4%/1/. This return resulted from a decrease in net asset value to $10.19 per share on December 31, 1997 from $10.22 per share on December 31, 1996 and the reinvestment of $0.239 in income dividends and $1.20 per share in capital gains distributions. By comparison, the average total return for mutual funds in the Lipper Utility Funds Category* was 26.0% for the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% - the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines-- the first in the spring, and a second, steeper decline in October caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

For utility stocks, 1997 represented another year of change brought on by deregulation of the telecommunications and electric utility industries. In telecommunications, companies continued to battle between the courts and the FCC over making local and long distance services more competitive. Meanwhile, the electric utilities struggled to pass deregulation measures at the state level. Both industries offer great challenges and opportunities for the investor.

The stock market's increased volatility and the changing utility environment illustrate the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. In the pages that follow, Portfolio Manager Timothy P. O'Brien discusses the utility industries and the performance of EV Classic Total Return Fund in 1997.

                                      Sincerely,


                                      /s/ James B. Hawkes
                                      James B. Hawkes,
                                      President
                                      February 9, 1998


--------------------------------------------------------------------------------
Performance/2/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                14.4%
Life of Fund (11/1/93)                                                   6.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                13.4%

Life of Fund (11/1/93)                                                   6.9


Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
Bellsouth Corp.                                                          5.1%
SBC Communications, Inc.                                                 4.4
Energis PLC                                                              4.1
KN Energy                                                                3.9
NIPSCO Industries, Inc.                                                  3.9
DQE, Inc.                                                                3.8
ACC Corp.                                                                3.7
Pinnacle West Capital Corp.                                              3.6
DPL, Inc.                                                                3.5
National Grid Holdings                                                   3.3


/1/ This return does not include the applicable contingent deferred sales charge
    (CDSC).

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return for one year reflects 1% CDSC.

/3/ By total net assets. Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 39.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

* It is not possible to invest directly in a Lipper Category or an Index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Classic Total Return Fund as of December 31, 1997

Management Discussion


An interview with Timothy P. O'Brien, Vice President and Portfolio Manager of the Total Return Portfolio

[PHOTO OF TIMOTHY P. O'BRIEN APPEARS HERE]

Timothy P. O'Brien
Portfolio Manager

Q: Tim, how would you summarize 1997 for the three main utility industries - electric, telephone and natural gas?

A: For the full year, telephone stocks outperformed the broad equity market, while electric utility stocks and natural gas stocks substantially underperformed. After struggling for much of the year, both telephone and electric utility stocks rallied in the fourth quarter, aided by a rally in the bond market and by a flight of capital from technology stocks and particularly from companies exposed to emerging markets or to competitors based in emerging markets. Natural gas stocks, which have a relatively small weighting in the Fund, were hurt by falling energy prices generally and forecasts of slowing worldwide demand.

Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

--------------------------------------------------------------------------------
Electric Utilities                                                 29.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telephone Utilities                                                24.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Real Estate Investment Trusts                                      23.4%
--------------------------------------------------------------------------------

Petroleum Stocks                                                    5.0%

Natural Gas Utilities                                               3.9%

+ Sector allocation is subject to change due to active management.


Q: Why is deregulation in the electric utility industry moving at such a slow pace?

A: Some parts of the industry, such as wholesale electric generation, are well on their way to becoming fully competitive. A competitive wholesale electricity market exists already in the U.S., and it won't be long before the retail market will be opened up equally to all buyers. The market for retail electricity, however, remains mired in regulatory and legal problems. Several issues are slowing deregulation of retail electric companies, including recouping "stranded costs" - utility investments in obsolete or nuclear power plants and high-cost contracts - and the complexity of legislating new distribution and pricing systems.

Q: The Fund has a sizable weighting in real estate investment trusts (REITs).
   What kind of year was 1997 for this sector?

A: The performance of REITs is typically related to the commercial real estate market, which had a very stable, and therefore good year in 1997. In a strong economy such as we had, REITs tend to do what they are supposed to do - provide high income along with stability of principal. Normally, REIT shares would rally in a declining interest rate environment, providing the investor with some capital appreciation in addition to a high level of income. Unfortunately, that did not happen this year, so our REIT positions did not give us the performance we had hoped for.

   Generally speaking, REITs have higher dividend yields than utility stocks, and, at this stage in an economic cycle, substantially higher dividend growth rates than utility shares. This healthy dividend income is an important component for a total return fund. Going forward, we intend to place more emphasis on growth of principal - the other component of total return - to improve annual returns.

EV Classic Total Return Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D



Q: Were you disappointed with any particular sectors or holdings this year?

A: In hindsight, our weightings in REITs should have been reduced, and those in electric and telephone stocks ought to have been higher. This would have resulted in stronger fourth quarter performance, which would have helped the Fund's overall performance for the year.

Q: How does this Fund's yield compare with others in its peer group?

A: The Fund's yield is among the highest in its peer group. Our goal is to improve the total return of the Fund, which would shift the investment emphasis towards stocks with higher growth potential. This may reduce the yield somewhat, but a higher overall return should be worth the reduction in income.

Q: What is your outlook for the electric utility and telecommunications sectors in 1998?

A: Electric utility stocks are likely to perform reasonably well in 1998, because valuations, while up, are still reasonable. Yields are still attractive, although they have come down somewhat. The uncertainty brought on by deregulation will continue to be reduced, which should lower the perception of risk and bring about higher valuations. There is no reason that an electric distribution company should have a lower price/earnings ratio than a natural gas distribution company, which is currently the case.

   Telecommunications stocks generally had a very good year in 1997, and it is unlikely that this performance will be matched in 1998. Stocks in this sector are trading at historically peak valuations, with price/earnings ratios approaching those of the broader market. Revenue growth is likely to slow, especially if we see the slowing of the U.S. economy that many analysts predict. Although increasing competition has been a concern, we have seen little impact on stock prices so far. However, telecom stock valuations may be affected by competition in the coming year.

Q: What do you foresee for the Fund's other investment sectors?

A: Natural gas utilities should perform reasonably well in 1998, as the industry continues to consolidate, raising valuations and reducing the number of companies to invest in. I do not foresee much regulatory or competitive risk and may add to this sector during the seasonally weak second quarter. In foreign utilities, I will continue to focus on Europe and will probably add positions there. Also attractive are utilities in Latin America, where we currently have no exposure. We do not currently own utilities in Asia, and it is probably still early to invest there. I would like to see more economic stability first.

   Within the REIT sector, I see a potential risk of overbuilding which could reduce returns. The office sector is currently stable, especially in central business districts. As I mentioned, I will probably reduce the Fund's REIT holdings in 1998 and invest in sectors with higher growth potential.

EV Classic Total Return Fund as of December 31, 1997

FUND PERFORMANCE


                  Comparison of Change in Value of a $10,000
                Investment in EV Classic Total Return Fund vs.
                          the Standard & Poor's 500*

                 November 30, 1993, through December 31, 1997

                           [LINE GRAPH APPEARS HERE]

                                EV Classic
                 Date        Total Return Fund      S&P 500*
               --------      -----------------      -------
               11/30/93           $10,000           $10,000
               12/31/93           $10,124           $10,123
                1/31/94           $ 9,986           $10,475
                2/28/94           $ 9,574           $10,183
                3/31/94           $ 9,373           $ 9,740
                4/30/94           $ 9,507           $ 9,877
                5/31/94           $ 9,120           $10,024
                6/30/94           $ 8,863           $ 9,781
                7/31/94           $ 8,978           $10,113
                8/31/94           $ 8,896           $10,517
                9/30/94           $ 8,739           $10,259
               10/31/94           $ 8,736           $10,497
               11/30/94           $ 8,713           $10,107
               12/31/94           $ 8,809           $10,257
                1/31/95           $ 9,043           $10,529
                2/28/95           $ 8,961           $10,932
                3/31/95           $ 8,942           $11,254
                4/30/95           $ 9,071           $11,596
                5/31/95           $ 9,510           $12,044
                6/30/95           $ 9,544           $12,328
                7/31/95           $ 9,781           $12,746
                8/31/95           $ 9,859           $12,768
                9/30/95           $10,322           $13,307
               10/31/95           $10,411           $13,267
               11/30/95           $10,564           $13,839
               12/31/95           $11,038           $14,107
                1/31/96           $11,281           $14,594
                2/28/96           $11,206           $14,721
                3/31/96           $11,143           $14,864
                4/30/96           $11,047           $15,093
                5/31/96           $11,322           $15,467
                6/30/96           $11,511           $15,531
                7/31/96           $10,950           $14,850
                8/31/96           $11,315           $15,160
                9/30/96           $11,383           $16,011
               10/31/96           $11,517           $16,459
               11/30/96           $11,607           $17,696
               12/31/96           $11,589           $17,345
                1/31/97           $11,783           $18,437
                2/28/97           $11,829           $18,574
                3/31/97           $11,462           $17,811
                4/30/97           $11,253           $18,882
                5/31/97           $11,823           $20,018
                6/30/97           $12,149           $20,918
                7/31/97           $12,545           $22,584
                8/31/97           $12,343           $21,319
                9/30/97           $13,071           $22,484
               10/31/97           $12,561           $21,740
               11/30/97           $12,983           $22,741
               12/31/97           $13,255           $23,130

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                     14.4%

Life of Fund (11/1/93)                                        6.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                     13.4%

Life of Fund (11/1/93)                                        6.9


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/1/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return for one year reflects 1% contingent deferred sales charge (CDSC).

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Classic Total Return Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
-------------------------------------------------------------------------------
Investment in Total Return Portfolio (Portfolio), at value
     (Note 1A) (identified cost, $3,211,374)                       $  3,838,975
Receivable for Fund shares sold                                          67,783
Receivable from Administrator (Note 4)                                   28,000
Deferred organization expenses (Note 1D)                                 11,483
-------------------------------------------------------------------------------
Total assets                                                       $  3,946,241
-------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $    196,388
Accrued expenses                                                         24,961
-------------------------------------------------------------------------------
Total liabilities                                                  $    221,349
-------------------------------------------------------------------------------
Net Assets for 365,492 shares of
     beneficial interest outstanding                               $  3,724,892
-------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------
Paid-in capital                                                    $  3,112,685
Accumulated distribution in excess of realized gains (computed
     on the basis of identified cost)                                   (16,613)
Accumulated undistributed net investment income                           1,219
Net unrealized appreciation of investments from Portfolio
     (computed on the basis of identified cost)                         627,601
-------------------------------------------------------------------------------
Total                                                              $  3,724,892
-------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
-------------------------------------------------------------------------------
($3,724,892 / 365,492 shares of
      beneficial interest outstanding)                             $      10.19
-------------------------------------------------------------------------------


Statement of Operations


For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio (net of
     foreign taxes, $3,366)                                        $    175,142
Interest income allocated from Portfolio                                 36,482
Expenses allocated from Portfolio                                       (30,736)
--------------------------------------------------------------------------------
Net investment income from Portfolio                               $    180,888
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
     Administrator's organization (Note 4)                         $         39
Distribution and service fees (Note 5)                                   40,960
Printing and postage                                                     23,022
Legal and accounting services                                            16,505
Registration fees                                                        15,036
Amortization of organization expenses (Note 1D)                           8,030
Custodian fee                                                             5,297
Transfer and dividend disbursing agent fees                               4,818
Miscellaneous                                                             1,079
--------------------------------------------------------------------------------
Total expenses                                                     $    114,786
--------------------------------------------------------------------------------

Deduct --
     Allocation of expenses to the Administrator (Note 4)          $     28,000
--------------------------------------------------------------------------------
Total expense reductions                                           $     28,000
--------------------------------------------------------------------------------

Net expenses                                                       $     86,786
--------------------------------------------------------------------------------

Net investment income                                              $     94,102
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)               $    340,703
     Foreign currency transactions                                          (52)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                       $    340,651
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                   $     90,497
     Foreign currency transactions                                            8
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                $     90,505
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $    431,156
-------------------------------------------------------------------------------

Net increase in net assets from operations                         $    525,258
-------------------------------------------------------------------------------

                       See notes to financial statements

EV Classic Total Return Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets



Increase (Decrease)                          Year Ended              Year Ended
in Net Assets                                December 31, 1997       December 31, 1996
---------------------------------------------------------------------------------------
From operations --
     Net investment income                      $      94,102            $     218,534
     Net realized gain on investments                 340,651                  417,699
     Net change in unrealized
         appreciation (depreciation)
         of investments                                90,505                 (374,115)
---------------------------------------------------------------------------------------
Net increase in net assets
     from operations                            $     525,258            $     262,118
---------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net investment income                 $     (92,100)           $    (217,418)
     From net realized gain on
         investments                                 (427,853)                      --
     In excess of net realized gain                    (8,169)                      --
---------------------------------------------------------------------------------------
Total distributions to shareholders             $    (528,122)           $    (217,418)
---------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3)--
     Proceeds from sale of shares               $     886,632            $     919,646
     Net asset value of shares issued
         to shareholders in payment of
         distributions declared                       467,148                  187,328
     Cost of shares redeemed                       (2,686,494)              (1,796,372)
---------------------------------------------------------------------------------------
Net decrease in net assets from Fund
     share transactions                         $  (1,332,714)           $    (689,398)
---------------------------------------------------------------------------------------

Net decrease in net assets                      $  (1,335,578)           $    (644,698)
---------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------
At beginning of year                            $   5,060,470            $   5,705,168
---------------------------------------------------------------------------------------
At end of year                                  $   3,724,892            $   5,060,470
---------------------------------------------------------------------------------------


Accumulated undistributed net
investment income included in
net assets
---------------------------------------------------------------------------------------
At end of year                                  $       1,219            $       1,593
---------------------------------------------------------------------------------------


                       See notes to financial statements

EV Classic Total Return Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                Year Ended December 31,
                                                            --------------------------------------------------------------------
                                                              1997          1996         1995         1994          1993*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $ 10.220      $ 10.140     $  8.380      $ 10.030     $ 10.000
--------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.246      $  0.418     $  0.272      $  0.316     $  0.025
Net realized and unrealized gain (loss) on investments         1.163         0.077        1.807        (1.607)       0.058
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  1.409      $  0.495     $  2.079      $ (1.291)    $  0.083
--------------------------------------------------------------------------------------------------------------------------------


Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.239)     $ (0.415)    $ (0.264)     $ (0.301)    $ (0.025)
In excess of net investment income                                --            --       (0.055)           --           --
From net realized gain on investments                         (1.178)           --           --            --           --
In excess of net realized gain on investments                 (0.022)           --           --            --           --
From paid-in capital                                              --            --           --        (0.058)      (0.028)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (1.439)     $ (0.415)    $ (0.319)     $ (0.359)    $ (0.053)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $ 10.190      $ 10.220     $ 10.140      $  8.380     $ 10.030
--------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                              14.38%         4.99%       25.30%       (12.26)%       0.83%
--------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $  3,725      $  5,060     $  5,705      $  5,589     $  3,461
Ratio of net expenses to average daily net assets/(2)/          2.87%         2.83%        2.68%         2.66%        0.83%+
Ratio of net investment income to average daily net assets      2.30%         3.95%        2.95%         3.32%        2.56%+
--------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)/                                              3.56%         3.11%       3.47%         3.70%        2.22%+
     Net investment income                                      1.61%         3.67%       2.16%         2.29%        1.17%+
--------------------------------------------------------------------------------------------------------------------------------

+      Annualized.

* For the period from the start of business, November 1, 1993 to December 31, 1993.

/(1)/ Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV Classic Total Return Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   ----------------------------------------------------------------------------
   EV Classic Total Return Fund (the Fund), is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust (the Trust). The Fund invests all of its investable assets in interests in the Total Return Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.9% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Traditional Total Return Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class C shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, on December 31, 1997.

   Effective January 1, 1998, the EV Traditional Total Return Fund changed its name to the Eaton Vance Total Return Fund.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $188,151 at 28% and $250,394 at 20% as a long-term capital gain distribution for its taxable year ended December 31, 1997.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   F Other -- Investment transactions are accounted for on a trade date basis.

   G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted

EV Classic Total Return Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   ----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in Fund shares were as follows:

                                                   Year Ended
                                                  December 31,
                                           ---------------------------
                                                    1997         1996
   -------------------------------------------------------------------
   Sales                                           84,940       89,993
   Issued to shareholders electing to
     receive payment of  distributions in
     Fund shares                                   46,145       18,507
   Redemptions                                   (260,590)    (176,244)
   -------------------------------------------------------------------
   Net decrease                                  (129,505)     (67,744)
   -------------------------------------------------------------------

4  Transactions with Affiliates
   ----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, the administrator was allocated $28,000 of the Fund's expenses, for the year ended December 31, 1997. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.

5  Distribution Plan
   ----------------------------------------------------------------------------
   The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by amounts theretofore paid to EVD.

   The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $30,720 for the year ended December 31, 1997, representing 0.75% of average daily net assets. At December 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $716,000.

   In addition, the Plan provides that the Fund may make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented this provision of the Plan by authorizing the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in each fiscal year of the Fund in amounts not exceeding 0.25% (per annum) of the Fund's average daily net assets. Provision for service fee payments for the year ended December 31, 1997, amounted to $10,240.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

EV Classic Total Return Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


6  Contingent Deferred Sales Charge
   ----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 1997, EVD received approximately $2,000 of CDSC paid by shareholders.

7  Investment Transactions
   ----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997, aggregated $927,847 and $3,837,068, respectively.

EV Classic Total Return Fund as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Shareholders and Board of Trustees of EV Classic Total Return Fund, a series of Eaton Vance Special Investment Trust:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Classic Total Return Fund (the Fund), a series of Eaton Vance Special Investment Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from November 1, 1993 (start of business) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, a series of Eaton Vance Special Investment Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the four years in the period then ended and for the period from November 1, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.
                                                      Boston, Massachusetts
                                                      February 6, 1998

Total Return Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 86.7%


Security                                         Shares         Value
--------------------------------------------------------------------------------
Broadcasting and Cable -- 0.5%
--------------------------------------------------------------------------------
Ovation, Inc.*++                                   238,168      $     1,981,558
--------------------------------------------------------------------------------

                                                                $     1,981,558
--------------------------------------------------------------------------------

Electric Utilities -- 29.2%
--------------------------------------------------------------------------------
Central Louisiana Electric Co.                     210,000      $     6,798,750
Cilcorp, Inc.                                      130,000            6,353,750
DPL, Inc.                                          500,000           14,375,001
DQE, Inc.                                          450,000           15,806,251
Electric de Portugal ADR*                           20,000              775,000
Endesa S.A. ADR                                    200,000            3,637,500
LG & E Energy Corp.                                  6,500              160,875
Long Island Lighting Co.                           175,000            5,271,875
National Grid Holdings                           2,875,000           13,730,001
NIPSCO Industries, Inc.                            325,000           16,067,189
Pinnacle West Capital Corp.                        350,000           14,831,251
PowerGen PLC                                     1,000,000           13,080,901
Sierra Pacific Resources                           150,000            5,625,000
Southern Electric                                  500,000            3,998,300
United Utilities PLC                                 7,807              100,838
--------------------------------------------------------------------------------
                                                                $   120,612,482
--------------------------------------------------------------------------------

Natural Gas Utilities -- 3.9%
--------------------------------------------------------------------------------
K N Energy                                         300,000      $    16,200,001
--------------------------------------------------------------------------------
                                                                $    16,200,001
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 2.1%
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                    180,000      $     8,662,500
--------------------------------------------------------------------------------
                                                                $     8,662,500
--------------------------------------------------------------------------------

Oil and  Gas - Exploration
and Production -- 2.9%
--------------------------------------------------------------------------------
Coho Energy Inc.*                                  150,000      $     1,368,750
EEX Corporation*                                   800,000            7,250,000
Louis Dreyfus Natural Gas*                         180,000            3,363,750
--------------------------------------------------------------------------------
                                                                $    11,982,500
--------------------------------------------------------------------------------

REITS -- 23.4%
--------------------------------------------------------------------------------
Annaly Mortgage, Inc., 144A                        350,000      $     3,828,125
Criimi Mae, Inc.                                   650,000            9,750,000
Equity Office Properties                           150,415            4,747,473
Excel Realty Trust, Inc.                           125,000            3,937,500
First Union Real Estate                             50,000              812,500
Hanover Capital Mortgage                            50,000              825,000
Imperial Credit Commercial
   Mortgage Investment                             150,000            2,193,750
Mack-Cali Realty Corp.                             300,000           12,300,001
Ocwen Asset Investment Corp.                       400,000            8,200,000
Parkway Properties Inc.                            175,000            6,004,688
Prime Group Realty Trust                           290,000            5,872,500
Prime Retail, Inc.                                 250,000            3,546,875
Security Capital US Realty Trust*                  600,000            8,520,000
Sunstone Hotel Investors, Inc.                     525,000            9,056,250
Tower Realty Trust, Inc.                           300,000            7,387,500
Vornado Realty Trust                               210,000            9,856,876
--------------------------------------------------------------------------------
                                                                $    96,839,038
--------------------------------------------------------------------------------

Telephone Utilities -- 24.7%
--------------------------------------------------------------------------------
ACC Corp.*                                         300,000      $    15,150,001
Bell Atlantic Corp.                                100,000            9,100,000
BellSouth Corp.                                    375,000           21,117,189
Energis*                                         4,050,000           16,926,166
GTE Corp.                                          100,000            5,225,000
MCI Communications Corp.                           250,000           10,703,126
Metronet Communications*                           100,000            1,737,500
Nextlink Communications*                            26,000              554,125
SBC Communications, Inc.                           250,000           18,312,501
Tel Save Holdings, Inc.*                            50,000              993,750
Trescom International, Inc.*                       335,000            2,491,563
--------------------------------------------------------------------------------
                                                                $   102,310,921
--------------------------------------------------------------------------------

Total Common Stocks
     (identified cost $290,500,017)                             $   358,589,000
--------------------------------------------------------------------------------

Convertible Preferred Stocks -- 7.6%


Business Services - Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
Newell Financial Trust*                             50,000      $     2,612,500
--------------------------------------------------------------------------------
                                                                $     2,612,500
--------------------------------------------------------------------------------

REITS -- 4.4%
--------------------------------------------------------------------------------
Excel Realty                                       375,000      $    11,378,889
Vornado Realty Trust                                40,000            2,640,000

                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                           Shares          Value
--------------------------------------------------------------------------------

REITS (continued)
--------------------------------------------------------------------------------
Walden Residential                                 140,000         $  4,130,000
--------------------------------------------------------------------------------
                                                                   $ 18,148,889
--------------------------------------------------------------------------------

Telephone Utilities -- 2.5%
--------------------------------------------------------------------------------
Intermedia Communications, Inc.                     25,000         $    950,000
Intermedia Communications, Inc., 144A*             250,000            9,500,000
--------------------------------------------------------------------------------
                                                                   $ 10,450,000
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
     (identified cost $24,737,650)                                 $ 31,211,389
--------------------------------------------------------------------------------

Warrants -- 0.1%

REITS -- 0.1%
--------------------------------------------------------------------------------
Walden Residential Warrants*                       340,000         $    425,000
--------------------------------------------------------------------------------
                                                                   $    425,000
--------------------------------------------------------------------------------

Total Warrants
     (identified cost $0)                                          $    425,000
--------------------------------------------------------------------------------

Convertible Bonds -- 6.9%

                                                Principal
                                                Amount
Security                                        (000's omitted)    Value
--------------------------------------------------------------------------------
Loews Corp., 3.125%, 9/15/07                    $   10,000         $  9,813,001
Midcom Communications, 144A,
   8.25%, 8/15/03+                                  10,000            3,100,000
Ovation, Inc., 9.75%, 2/23/01++                      2,000            1,800,000
SA Telecommunications, 10.00%, 8/15/06+              3,000            1,050,000
Smartalk Teleservices, 144A,
   5.75%, 9/15/04                                   12,000           12,772,501
--------------------------------------------------------------------------------

Total Convertible Bonds
     (identified cost $37,862,169)                                 $ 28,535,502
--------------------------------------------------------------------------------

Corporate Bonds -- 3.2%

--------------------------------------------------------------------------------
Bank Plus Corp., 12.00%, 7/18/07                $   10,625         $ 11,953,126
Orbital Sciences, 144A, 5.00%, 10/1/02               1,000            1,281,250
--------------------------------------------------------------------------------

Total Corporate Bonds
     (identified cost $12,018,750)                                 $ 13,234,376
--------------------------------------------------------------------------------

Commercial Paper -- 1.2%

--------------------------------------------------------------------------------
Associates Corp., N.A., 6.70%, 1/2/98           $    5,167         $  5,166,038
--------------------------------------------------------------------------------
Total Commercial Paper
     (amortized cost $5,166,038)                                   $  5,166,038
--------------------------------------------------------------------------------
Total Investments -- 105.7%
     (identified cost $370,284,624)                                $437,161,305
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (5.7)%                           $(23,752,406)
--------------------------------------------------------------------------------

Net Assets -- 100%                                                 $413,408,899
--------------------------------------------------------------------------------

*   Non-income producing security.

+   The issuer has filed for chapter 11 bankruptcy.

++ Valued in good faith at fair value using procedures approved by the board of directors (see note 1 of Notes to Financial Statements).

                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
-----------------------------------------------------------------------------------------
Investments, at value (Note 1A) (identified cost,
 $370,284,624)                                                          $   437,161,305
Cash                                                                              2,897
Dividends and interest receivable                                             2,695,749
Miscellaneous receivable                                                         15,213
Tax reclaim receivable                                                           24,608
Deferred organization expenses (Note 1I)                                          2,592
-----------------------------------------------------------------------------------------
Total assets                                                            $   439,902,364
-----------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------
Payable for investments purchased                                       $    26,418,623
Payable to affiliate for Trustees' fees (Note 2)                                  4,700
Accrued expenses                                                                 70,142
-----------------------------------------------------------------------------------------
Total liabilities                                                       $    26,493,465
-----------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio               $   413,408,899
-----------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                 $   346,511,992
Net unrealized appreciation of investments (computed on
     the basis of identified cost)                                           66,896,907
-----------------------------------------------------------------------------------------
Total                                                                   $   413,408,899
-----------------------------------------------------------------------------------------

Statement of Operations


For the Year Ended
December 31, 1997
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------
Dividends (net of foreign taxes, $369,852)                              $    18,358,463
Interest income                                                               3,800,498
-----------------------------------------------------------------------------------------
Total income                                                            $    22,158,961
-----------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                         $     2,839,559
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                                  14,929
Custodian fee                                                                   222,143
Legal and accounting services                                                    55,601
Amortization of organization expenses (Note 1I)                                   5,029
Miscellaneous                                                                    78,065
-----------------------------------------------------------------------------------------
Total expenses                                                          $     3,215,326
-----------------------------------------------------------------------------------------

Net investment income                                                   $    18,943,635
-----------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                    $    34,492,215
     Foreign currency transactions                                               (6,190)
-----------------------------------------------------------------------------------------
Net realized gain on investment transactions                            $    34,486,025
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                                $    11,999,383
     Foreign currency transactions                                                5,521
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                     $    12,004,904
-----------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                         $    46,490,929
-----------------------------------------------------------------------------------------

Net increase in net assets from operations                              $    65,434,564
-----------------------------------------------------------------------------------------


                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended                  Year Ended
in Net Assets                             December 31, 1997           December 31, 1996
----------------------------------------------------------------------------------------
From operations --
     Net investment income                  $    18,943,635            $     29,247,918
     Net realized gain                           34,486,025                  46,868,346
         on investments
     Net change in unrealized
         appreciation
         (depreciation)                          12,004,904                 (41,698,849)
         of investments
----------------------------------------------------------------------------------------

Net increase in net assets
     from operations                        $    65,434,564            $     34,417,415
----------------------------------------------------------------------------------------

Capital transactions --
     Contributions                          $    47,969,480            $     18,255,080
     Withdrawals                               (155,062,140)               (119,275,825)
----------------------------------------------------------------------------------------

Net decrease in net assets from
     capital transactions                   $  (107,092,660)           $   (101,020,745)
----------------------------------------------------------------------------------------

Net decrease in net assets                  $   (41,658,096)           $    (66,603,330)
----------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------
At beginning of year                        $   455,066,995            $    521,670,325
----------------------------------------------------------------------------------------
At end of year                              $   413,408,899            $    455,066,995
----------------------------------------------------------------------------------------

                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                   Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                               1997          1996           1995           1994          1993*
----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                      0.75 %         0.85%         0.84 %         0.85%           0.91%+
Net investment income                                         4.42 %         5.94%         4.83 %         5.22%           4.57%+
Portfolio Turnover                                             169 %          166%          103 %          107%             16%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                $   0.0429     $   0.0374    $       --     $       --      $       --
----------------------------------------------------------------------------------------------------------------------------------


Leverage Analysis:
----------------------------------------------------------------------------------------------------------------------------------
Average daily balance of debt outstanding during
     year (000's omitted)                               $      922     $      217    $      232     $    3,137      $   15,452
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  413,409     $  455,067    $  521,670     $  505,567      $  636,567
----------------------------------------------------------------------------------------------------------------------------------

+      Annualized.

* For the period from the start of business, October 28, 1993 to December 31, 1993.

/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Total Return Portfolio as of December 31, 1997
NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
   ----------------------------------------------------------------------------
   Total Return Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

   E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   F Option Accounting Principles -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

Total Return Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   G Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   H Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for are fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

   I Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   J Other -- Investment transactions are accounted for on a trade date basis.

   K Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.66% of the Portfolio's average net assets for such period and amounted to $2,839,559. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

3  Investment Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $704,111,417 and $772,863,330, respectively.

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


   Aggregate cost                                                  $373,101,094
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $ 81,033,066

   Gross unrealized depreciation                                   (16,972,855)
   -----------------------------------------------------------------------------

   Net unrealized appreciation                                     $ 64,060,211
   -----------------------------------------------------------------------------


5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of

Total Return Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter.


6  Financial Instruments
   ----------------------------------------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1997 there were no outstanding obligations under these financial instruments.

Total Return Portfolio as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Total Return Portfolio
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the supplementary data for each of the four years ended December 31, 1997 and for the period from October 28, 1993 (start of business) to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 1997, and the results of its operations, the changes in its net assets for each of the two years ended December 31, 1997 and the supplementary data for each of the four years ended December 31, 1997 and for the period from October 23, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.


                                                 COOPERS & LYBRAND L.L.P.
                                                 Boston, Massachusetts
                                                 February 6, 1998

EV Classic Total Return Fund as of December 31, 1997

INVESTMENT MANAGEMENT

EV Classic Total Return Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Total Return Portfolio

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

Timothy O'Brien
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Advisor of
Total Return Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of
EV Classic Total Return Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



EV Classic Total Return Fund
24 Federal Street
Boston, MA 02110



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  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                    C-TMSRC-2/98